Your Fund's Objective:
The Franklin Real Estate Securities Fund seeks to maximize total return by investing in securities of companies in the real estate industry, primarily equity real estate investment trusts (REITs). To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most fund reports, such as annual and semi-annual reports, may be mailed to a household. Additional copies can be obtained, without charge, by calling Franklin Templeton Fund Information at 1-800/DIAL BEN (1-800/342-5236).


December 15, 1995
Dear Shareholder:

We are pleased to bring you the semi-annual report of the Franklin Real Estate Securities Fund for the period ended October 31, 1995.

During the six months under review, the U.S. real estate market continued to recover. Despite new property development within certain geographic regions and property types, occupancy and rental rates rose across many markets as tenants absorbed vacant space in new and existing properties. This trend contributed to an improvement in the performance of real estate related securities. We are pleased to report that your fund's Class I shares, as shown in the Performance Summary on page 5, provided a total return of +11.15% for the reporting period, surpassing its benchmark, the unmanaged Wilshire Real Estate Securities Index, which posted a total return of +6.68% for the same period.* The fund's strong performance was the result of our overall security selection, as well as the fund's relatively high exposure to the hotel and homebuilding sectors and relatively low exposure to the retail property sector.

*The Wilshire Real Estate Securities Index is an unmanaged, market-capitalization weighted index of publicly traded real estate securities including both REITs and Real Estate Operating Companies.


As you know, the fund invests in the securities of companies operating in the real estate industry, focusing primarily on equity real estate investment trusts (REITs), as well as securities issued by homebuilders and developers. Equity REITs are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed through to investors in the form of dividends. Equity REIT management teams look to increase property income, and consequently dividend payments to investors, by increasing rents on existing properties and by acquiring or developing additional properties. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.



GRAPHIC MATERIAL 1 AND 2 OMMITTED - SEE APPENDIX AT END OF DOCUMENT



Our long-term investment strategy is focused on equity REITs and real estate operating companies with strong growth prospects and attractive valuations. We favor companies that invest in a single property type and maintain a dominant position in their local markets, which can often provide them with a competitive advantage in terms of future growth. The result of our approach has been a high-quality, diversified real estate securities portfolio with stable and growing dividends and excellent total return prospects. Keep in mind that there are special risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are further discussed in the fund's prospectus.

The majority of the fund's investments were concentrated in securities of regionally dominant firms operating in the apartment, hotel, industrial, and self-storage sectors. Although the fund's largest sector continued to be apartments, we sold several positions that could be adversely affected by slower cash flow growth, reducing the overall weighting from 30.2% of total net assets on April 30, 1995, to 24.0% on October 31, 1995. Among the securities sold were equity REITs that were experiencing unexpectedly large increases in operating expenses, located in areas where we expected declining job and population growth, or at risk from new apartment construction in their local markets. We continued to hold positions of top-quality apartment operators with strong cash flow growth, such as Equity Residential Properties Trust and Security Capital Pacific Trust. In addition, we increased our exposure to Bay Apartment Communities and Irvine Apartment Communities, two California-based equity REITs that we believe face limited risk from new development and are poised for substantial rent growth.

Over the course of the reporting period, we increased the fund's exposure to the hotel sector from 14.2% to 18.7% of total net assets as growing demand for hotel rooms continued to outpace new construction. Room rates and occupancy rates have risen since 1991, producing hotel revenue growth of more than 5% per year from 1991 through 1994. New hotel development was limited during this period due to restrictive lending practices by banks and financial institutions. The fund's core holdings in this sector are FelCor Suite Hotels, Winston Hotels, and Host Marriott Corp. Positions added to the portfolio include Starwood Lodging Trust, Red Lion Hotels, and Patriot American Hospitality, Inc. Our outlook for hotel properties remains positive, and we expect the fund's hotel REITs to report double-digit cash flow growth as this market continues to strengthen.

In addition to initiating positions in the hotel sector, we made two other new investments during the reporting period. First, we added a position in Security Capital U.S. Realty, a Luxembourg-based corporation with ownership in U.S.-based companies that own and operate real estate properties. Our second new position is Southern Energy Homes, Inc., a manufactured-home builder in the Southeast that is currently benefiting from strong economic growth in that region and a shift by homebuyers to more affordable alternatives, such as manufactured homes.

The fund's retail sector represented 10.7% of total net assets at the end of the period. This was significantly underweighted compared with the Wilshire Index, which had a 37% weighting in this sector. We believe retailers will continue to face serious obstacles, including lower profit margins, increased competition and slow sales growth. Many retail landlords may find it difficult to raise occupancy and rental rates within such an environment. The fund benefited from its relatively small exposure to this sector because retail REITs produced the lowest total returns across all property types during the six-month reporting period. Our retail positions include the leading owners and operators of regional malls, shopping centers and factory outlets. We believe these companies should benefit from strong owner-tenant relationships and from turmoil in the retail industry, which may create opportunities to acquire properties from distressed sellers.

Overall, the real estate industry's recovery is well underway across most property types. Rising demand for space from new and existing tenants, coupled with a relatively low level of new construction, should continue to drive this recovery. Considering their conservative debt levels, quality management teams and strong property types, we believe the fund's equity REITs are well-positioned to generate cash flow and dividend growth of approximately 5% to 10% over the next few years. We believe that the fund's investments in equity REITs and other real estate securities are attractively valued and should continue to benefit from the recovery in the real estate industry.

We appreciate your participation in the Franklin Real Estate Securities Fund and look forward to serving your investment needs in the years to come.

Sincerely,





Charles B. Johnson
Chairman of the Board


Performance Summary

The Franklin Real Estate Securities Fund's Class I and Class II shares provided total returns of +11.15% and +10.67%, respectively, for the six-month period ended October 31, 1995. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any, and does not include sales charges.

As measured by net asset value, the price of the fund's Class I shares increased from $10.58 on April 30, 1995 to $11.76 on October 31, 1995, and Class II shares increased from $10.59 on May 1, 1995 (the date the fund began offering these shares), to $11.72 on October 31, 1995. Of course, past performance is not predictive of future results.

Since the fund pays out any dividends and capital gains annually in December, there were no distributions during this reporting period. Shareholders should be aware that distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio.

Franklin Real Estate Securities Fund
Periods ended October 31, 1995
                                  Since       Since
                                Inception   Inception
                     One-Year  (01/03/94)  (05/01/95)
Cumulative
Total Return1
 Class I Shares       16.04%     20.80%         --
 Class II Shares         --          --        10.67%
Average Annual
Total Return2
 Class I Shares       10.83%      8.14%         --
Aggregate
Total Return3
 Class II Shares         --          --         8.54%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the maximum 4.5% initial sales charge for Class I shares, or the maximum 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC) for Class II shares, applicable to shares redeemed within the first 18 months of investment.

2. Average annual total return represents the average annual change in value of an investment over the specified periods and includes the maximum 4.5% initial sales charge for Class I shares.

3. Aggregate total return represents the change in value of an investment over the period indicated and reflects the deduction of the maximum 1.0% initial sales charge and 1.0% CDSC for Class II Shares, applicable to shares redeemed within the first 18 months of investment. Since Class II Shares have been in existence for less than one year, average annual total returns are not provided.

All total return calculations assume reinvestment of dividends and capital gains, if any. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Class II shares, which the fund began offering on May 1, 1995, are subject to different fees and expenses, which will affect their performance. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive all of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Statement of Investments in Securities and Net Assets, October 31, 1995 (unaudited)
                                                                                                         Value
  Shares                                                                                               (Note 1)
                Common Stocks  92.6%
                Equity REIT - Apartments24.0%
     13,000     Amli Residential Properties Trust ...............................................      $ 250,250
     31,000     Bay Apartment Communities, Inc. .................................................        639,375
     16,000     Camden Property Trust............................................................        332,000
     25,000     Equity Residential Properties Trust .............................................        700,000
     24,000     Evans Withycombe Residential, Inc. ..............................................        453,000
     14,000     Gables Residential Trust ........................................................        301,000
     23,000     Irvine Apartment Communities, Inc. ..............................................        411,125
     25,000     Merry Land & Investment Co. .....................................................        525,000
     24,000     Oasis Residential, Inc. .........................................................        522,000
     20,000     Post Properties, Inc. ...........................................................        600,000
     31,000     Security Capital Pacific Trust...................................................        554,125
     19,000     South West Property Trust........................................................        230,375
     15,000     Summit Properties, Inc. .........................................................        277,500
     20,000     United Dominion Realty Trust, Inc. ..............................................        275,000
                                                                                                   -------------
                                                                                                       6,070,750
                                                                                                   -------------
                Equity REIT - Health Care4.8%
      8,000     Health Care Property Investors, Inc. ............................................        271,000
     10,000     Nationwide Health Properties, Inc. ..............................................        411,250
     21,000     Omega Healthcare Investors, Inc. ................................................        532,875
                                                                                                   -------------
                                                                                                       1,215,125
                                                                                                   -------------
                Equity REIT - Hotels13.7%........................................................
     50,000     Equity Inns, Inc. ...............................................................        587,500
     29,000     FelCor Suite Hotels, Inc. .......................................................        837,375
     15,000     Patriot American Hospitality, Inc. ..............................................        365,625
     30,000     RFS Hotel Investors, Inc. .......................................................        453,750
     17,000     Starwood Lodging Trust ..........................................................        463,250
     69,000     Winston Hotels, Inc. ............................................................        767,625
                                                                                                   -------------
                                                                                                       3,475,125
                                                                                                   -------------
                Equity REIT - Industrial9.2%
     15,000     CenterPoint Properties Corp. ....................................................        339,375
     13,000     Duke Realty Investment, Inc. ....................................................        398,125
     21,000     Liberty Property Trust...........................................................        425,250
     31,500     Security Capital Industrial Trust ...............................................        515,813
     13,000     Spieker Properties, Inc. ........................................................        315,250
     14,000     Weeks Corp. .....................................................................        322,000
                                                                                                   -------------
                                                                                                       2,315,813
                                                                                                   -------------

                Equity REIT - Mixed Property Type 1.0%
     10,000     Colonial Properties Trust........................................................      $ 250,000
                                                                                                   -------------
                Equity REIT - Office3.8%
     11,000     Beacon Properties Corp. .........................................................        239,250
      9,500     Crescent Real Estate Equities, Inc. .............................................        304,000
     16,000     Highwoods Properties, Inc. ......................................................        426,000
                                                                                                   -------------
                                                                                                         969,250
                                                                                                   -------------
                Equity REIT - Residential Communities3.7%
     20,000     Manufactured Home Communities, Inc. .............................................        330,000
     13,000     ROC Communities, Inc. ...........................................................        292,500
     13,000     Sun Communities, Inc. ...........................................................        323,375
                                                                                                   -------------
                                                                                                         945,875
                                                                                                   -------------
                Equity REIT - Retail - Community Shopping Centers3.4%
     10,000     Developers Diversified Realty Corp. .............................................        285,000
      6,000     Kimco Realty Corp. ..............................................................        221,250
     10,000     Vornado Realty Trust ............................................................        358,750
                                                                                                   -------------
                                                                                                         865,000
                                                                                                   -------------
                Equity REIT - Retail - Outlet Centers2.0%
     10,000     Chelsea GCA Realty, Inc. ........................................................        277,500
      9,000     Tanger Factory Outlet Centers, Inc. .............................................        211,500
                                                                                                   -------------
                                                                                                         489,000
                                                                                                   -------------
                Equity REIT - Retail - Regional Malls5.3%
     20,000     DeBartolo Realty Corp. ..........................................................        260,000
      8,500     General Growth Properties Trust..................................................        171,062
     13,000     Simon Property Group, Inc. ......................................................        303,875
     17,500     The Macerich Company.............................................................        352,187
     15,000     The Mills Corp. .................................................................        256,875
                                                                                                   -------------
                                                                                                       1,343,999
                                                                                                   -------------
                Equity REIT - Storage7.4%
     33,000     Storage Equities, Inc. ..........................................................        606,375
     39,000     Storage Trust Realty ............................................................        765,375
     17,000     Storage USA, Inc. ...............................................................        497,250
                                                                                                   -------------
                                                                                                       1,869,000
                                                                                                   -------------
                Home Builders5.3%
     14,000   a Beazer Homes USA, Inc. ..........................................................        245,000
      5,000     Centex Corp. ....................................................................        163,750
      8,000     Kaufman & Broad Homes Corp. .....................................................         93,000
                Home Builders (cont.)
      6,000     Lennar Corp. ....................................................................      $ 137,250
     17,500   a NVR, Inc. .......................................................................        175,000
     18,000 a,e Southern Energy Homes, Inc. .....................................................        265,500
     10,000   a U.S. Home Corp. .................................................................        268,750
                                                                                                   -------------
                                                                                                       1,348,250
                                                                                                   -------------
                Hotels5.0%
     58,000   a Host Marriott Corp. .............................................................        717,750
     28,000   a Red Lion Hotels, Inc. ...........................................................        553,000
                                                                                                   -------------
                                                                                                       1,270,750
                                                                                                   -------------
                Mixed Property Type4.0%
    100,000 a,f Security Capital US Realty.......................................................      1,000,000
                                                                                                   -------------
                Total Common Stocks (Cost $22,239,975)...........................................     23,427,937
                                                                                                   -------------
                Convertible Preferred Stocks.1%
        500   b Catellus Development Corp., $3.625 cvt. pfd., Series B (Cost $24,875)............         19,063
                                                                                                   -------------
                Total Common Stocks and Convertible Preferred Stocks
                 (Cost $22,264,850)..............................................................     23,447,000
                                                                                                   -------------
   Face
  Amount
            c,d Receivables from Repurchase Agreements7.8%
$ 1,950,083     Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $1,981,562)
                 Daiwa Securities America, Inc., (Maturity Value $436,015)
                Collateral: U.S. Treasury Bills, 04/25/96
                            U.S. Treasury Notes, 6.125%, 09/30/00
                 Donaldson, Lufkin & Jenrette, (Maturity Value $515,290)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/0
                 Swiss Bank Corp., (Maturity Value $515,290)
                  Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                 UBS Securities, Inc., (Maturity Value $515,290)
                  Collateral: U.S. Treasury Notes, 5.125% - 8.50%, 11/15/95 - 01/31/00...........      1,981,562
                                                                                                   -------------
                Total Investments (Cost $24,246,412)100.5% ......................................     25,428,562
                Liabilities in Excess of Other Assets, Net (.5)% ................................       (123,106)
                                                                                                   -------------
               Net Assets100.0%                                                                      $25,305,456
                                                                                                   =============

                At October 31, 1995, the net unrealized appreciation based on the cost of investments for income tax purposes of $24,246,412 was as follows:
                Aggregate gross unrealized appreciation for all investments in
                  which there was an excess of value over tax cost...............................     $1,638,612
                Aggregate gross unrealized depreciation for all investments in
                  which there was an excess of tax cost over value...............................       (456,462)
                                                                                                   -------------
                Net unrealized appreciation......................................................     $1,182,150
                                                                                                   =============


PORTFOLIO ABBREVIATIONS:
REIT - Real Estate Investment Trust


aNon-income producing.
bSee Note 7 regarding Rule 144A securities.
cFace amount for repurchase agreements is for the underlying collateral. dSee Note 1(e) regarding Joint Repurchase Agreement.
eSee Note 1(f) regarding securities purchased on a when-issued basis. fSee Note 1(a) regarding securities valued by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Financial Statements

Statement of Assets and Liabilities
October 31, 1995 (unaudited)

Assets:
 Investments in securities, at value
  (identified cost $22,264,850)            $23,447,000
 Receivables from repurchase agreements,
  at value and cost                          1,981,562
 Cash                                           15,110
 Receivables:
  Capital shares sold                           76,624
  Dividends and interest                        68,717
 Prepaid expenses                               11,632
 Unamortized organization costs (Note 2)         8,618
                                        --------------
      Total assets                          25,609,263
                                        --------------
Liabilities:
 Payables:
  Investment securities purchased:
 Regular delivery                               26,534
 When-issued basis (Note 1)                    249,750
  Distribution fees                             19,498
  Shareholder servicing costs                    1,980
  Capital shares repurchased                     6,045
                                        --------------
      Total liabilities                        303,807
                                        --------------
Net assets, at value                       $25,305,456
                                        ==============

Net assets consist of:
 Undistributed net investment income         $ 716,552
 Unrealized appreciation on investments      1,182,150
 Accumulated net realized loss                 (17,372)
 Class I capital shares                         19,874
 Class II capital shares                         1,645
 Additional paid-in capital                 23,402,607
                                        --------------

Net assets, at value                       $25,305,456
                                        ==============


  Net asset value per share for Class I*
   ($23,378,203: 1,987,449 shares
outstanding)                                    $11.76
                                        ==============

  Net asset value per share for Class II*
   ($1,927,253: 164,496 shares
outstanding)                                    $11.72
                                        ==============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

Statement of Operations
for the six months ended October 31, 1995 (unaudited)
Investment income:
 Dividends                        $437,027
 Interest                           65,412
                            --------------

      Total income                           $ 502,439
Expenses:
 Management fees (Note 6)           68,948
 Distribution fees - Class I (Note 6)26,139
 Distribution fees - Class II (Note 6)4,610
 Shareholder servicing costs
 (Note 6)                           10,801
 Reports to shareholders            15,234
 Registration fees                   8,418
 Professional fees                   6,345
 Amortization of organization costs
  (Note 2)                           1,362
 Custodian fees                        804
 Other                               2,001
 Payments from manager
 (Note 6)                          (86,607)
                             --------------

      Total expenses                            58,055
                                        --------------

       Net investment income                   444,384
                                        --------------

Realized and unrealized gain
 (loss) on investments:
  Net realized loss                            (42,245)
  Net unrealized appreciation                1,666,596
                                        --------------

       Net realized and unrealized
        gain on investments                  1,624,351
                                        --------------

Net increase in net assets resulting
 from operations                            $2,068,735
                                        ==============

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Financial Statements (cont.)

Statements of Changes in Net Assets for the six months ended October 31, 1995
(unaudited) and the year ended April 30, 1995

                                                                                     Six Months Ended Year Ended
                                                                                          10/31/95     4/30/95
                                                                                         ----------   --------

 Increase (decrease) in net assets:
 Operations:
  Net investment income.........................................................        $ 444,384      $ 635,829
  Net realized gain (loss) from security transactions...........................          (42,245)        24,873
  Net unrealized appreciation (depreciation) on investments.....................        1,666,596      (661,697)
                                                                                       ----------        --------
      Net increase (decrease) in net assets resulting from operations...........        2,068,735          (995)
 Distributions to shareholders from undistributed net investment income:
  Class I.......................................................................               --      (394,547)
 Increase in net assets from capital share transactions (Note 4)................        6,542,447     11,455,576
                                                                                      ----------        --------
      Net increase in net assets................................................        8,611,182     11,060,034
Net assets:
 Beginning of period............................................................       16,694,274      5,634,240
                                                                                      ----------        --------
 End of period (including undistributed net investment income of
  $716,552 at 10/31/95 and $272,168 at 04/30/95) ...............................      $25,305,456    $16,694,274
                                                                                      ==========        =========

The accompanying notes are an integral part of these financial statements.

FRANKLIN REAL ESTATE SECURITIES TRUST

Franklin Real Estate Securities Fund

Notes to Financial Statements (unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940 as amended. The Trust currently consists of one fund, Franklin Real Estate Securities Fund (the Fund).

The Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class.

The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Investment manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

The fair values of securities restricted as to resale, if any, are determined following procedures established by the Board of Trustees.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Investment Income, Expenses and Distributions: (cont.)

A portion of the distributions received by the Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of a REIT security are recognized by the Fund as capital gain.

e. Repurchase Agreements:

The Trust may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Trust based on its pro rata interest.

In a repurchase agreement, the Trust purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Trust to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Trust, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Trust's custodian and held until resold to the dealer or bank. At October 31, 1995, all outstanding Joint Repurchase Agreement held by the Trust had been entered into on that date.

f. Securities urchased on a When-Issued or Delayed Delivery Basis:

The Trust may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying statement of investments in securities and net assets. The Trust has set aside sufficient investment securities as collateral for these purchase commitments.


2. UNAMORTIZED ORGANIZATION COSTS

The organization costs of the Trust are amortized on a straight-line basis over a period of five years from January 3, 1994 (the effective date of registration under the Securities Act of 1933). In the event Franklin Resources, Inc. (which was the sole shareholder prior to the effective date) redeems its seed money shares within the five-year period, the pro rata share of the then-unamortized deferred organization cost will be deducted from the redemption price paid to Franklin Resources, Inc. New investors purchasing shares of the Trust subsequent to that date bear such costs during the amortization period only as such charges are accrued daily against investment income.


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At April 30, 1995 for tax purposes, the Trust had accumulated undistributed net realized gains of $24,873.

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Trust are the same as for financial statement purposes at October 31, 1995.


4. TRUST SHARES

At October 31, 1995, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Trust's shares were as follows:


                                                                 Six Months Ended              Year Ended
                                                                 October 31, 1995            April 30, 1995
                                                                 -----------------         -------------------
Class I Shares:                                                Shares       Amount       Shares        Amount
                                                               -------     ---------     -------      ---------
Shares sold ...............................................    415,402    $4,734,760      832,752    $ 8,930,068
Shares issued in reinvestment of distributions.............         --            --       28,085        288,993
Shares redeemed ...........................................   (134,453)   (1,539,404)    (127,508)    (1,332,755)
Changes from exercise of exchange privilege
 Shares sold ..............................................    261,824     2,986,858      534,616      5,749,100
 Shares redeemed ..........................................   (133,056)   (1,514,784)    (206,118)    (2,179,830)
                                                               -------     ---------     -------      ---------
Net increase ..............................................    409,717    $4,667,430    1,061,827    $11,455,576
                                                               =======     =========     =======      =========



                                                                 Six Months Ended
                                                                  October 31,1995
                                                                 -----------------
Class II Shares:                                               Shares       Amount
                                                               ------      ---------
Shares sold ...............................................    164,618    $1,876,322
Shares redeemed ...........................................       (276)       (3,090)
Changes from exercise of exchange privilege
 Shares sold ..............................................        506         5,785
 Shares redeemed ..........................................       (352)       (4,000)
                                                               ------      ---------
Net increase ..............................................    164,496    $1,875,017
                                                               ======      =========

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the six months ended October 31, 1995 aggregated $7,873,463 and $1,560,643, respectively.


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., ("Manager" or "Advisers"), under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Trust, and receives fees computed monthly on the net assets of the Trust at an annualized rate of 5/8 of 1% of the first $100 million of average daily net assets of the Trust, 1/2 of 1% of average daily net assets in excess of $100 million up to $250 million, 45/100 of 1% of average daily net assets in


6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

excess of $250 million up to $10 billion, 44/100 of 1% of average daily net assets in excess of $10 billion up to $12.5 billion, 42/100 of 1% of average daily net assets in excess of $12.5 billion up to $15 billion and 40/100 of 1% of average daily net assets in excess of $15 billion. The terms of the management agreement provide that aggregate annual expenses of the Trust be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the Trust's shares are registered. The Trust's expenses did not exceed these limitations; however, for the six months ended October 31, 1995, Advisers agreed in advance to waive the management fees of $68,948 and made payments of $17,659 for other expenses as shown in the Statement of Operations.

In its capacity as underwriter for the shares of the Trust, Franklin/Templeton Distributors. Inc. ("Distributors") receives commissions on sales of the Trust's shares. Commissions are deducted from the gross proceeds received from the sale of the Trust's shares, and as such are not expenses of the Trust. Distributors may also make payments, out of its own resources, to dealers for certain sales of Class I and Class II shares. Commissions received by Distributors and the amounts paid to other dealers for the six months ended October 31, 1995 were as follows:

                                                                       Class I   Class II
                                                                       ------      -----
                        Total commissions received................    $182,747    $18,949
                                                                       ======     ======
                        Paid to other dealers.....................    $161,742    $37,898
                                                                       ======     ======

Distributors also received contingent deferred sales charge of $29 relating to transactions in Class II shares.

Under the terms of a shareholder servicing agreement with Franklin/Templeton Investor Services, Inc. ("Investor Services"), the Trust pays costs on a per shareholder account basis. Such costs incurred for the six months ended October 31, 1995 aggregated $10,801, of which $9,870 was paid to Investor Services.

Under the terms of Distribution Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940, which was effective May 1, 1994 for Class I shares and May 1, 1995 for Class II shares, the Trust will reimburse Distributors in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class, for costs incurred in the promotion, offering and marketing of the Class I and Class II shares. Fees incurred under the agreement aggregated $30,749 for the six months ended October 31, 1995.

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. ("Resources").

At October 31, 1995, Resources owned 10% of the Trust's outstanding shares.


7. RULE 144A SECURITIES
Rule 144A provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act of 1933 for specified resales of restricted securities to qualified institutional investors. The Trust values these securities as disclosed in Note 1(a).

At October 31, 1995, the Trust held a 144A security with a value of $19,063, representing 0.08% of the Trust's net assets. See the accompanying Statement of Investments in Securities and Net Assets for specific information on such security.


8. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the periods are as follows:



                                                                  Six Months Ended   Year Ended  January 3, 1994a
Class I Shares:                                                   October 31, 1995 April 30, 1995 to April 30, 1994
                                                                     -----------      --------       -----------

Per Share Operating Performance
Net asset value at beginning of period..........................       $10.58          $10.92         $10.00
                                                                     -----------      --------       -----------
Net investment income ..........................................          .18             .39            .06
Net realized and unrealized gain (loss) on securities ..........         1.00            (.45)           .86
                                                                     -----------      --------       -----------
Total from investment operations ...............................         1.18            (.06)           .92
                                                                     -----------      --------       -----------
Distributions from net investment income .......................           --            (.28)            --
                                                                     -----------      --------       -----------
Net asset value at end of period................................       $11.76          $10.58         $10.92
                                                                     ===========      ========       ===========
Total Return*...................................................        11.15%           (.48%)         9.20%
Ratios/Supplemental Data
Net assets at end of period (in $000s) .........................        $23,378         $16,694         $5,634
Ratio of expenses to average net assets.........................          .50%+           .25%           .25%+
Ratio of expenses to average net assets
 (before fee waiver and expense reduction)  ....................         1.42%+          1.40%          2.91%+
Ratio of net investment income to average net assets ...........         4.06%+          4.86%          3.19%+
Portfolio turnover rate ........................................         7.90%           3.74%            --%

                                                                  Six Months Ended
Class II Shares:                                                  October 31, 1995
                                                                     -----------
Per Share Operating Performance
Net asset value at beginning of period..........................       $10.58
                                                                     -----------
Net investment income ..........................................          .14
Net realized and unrealized gain on securities .................         1.00
                                                                     -----------
Total from investment operations ...............................         1.14
                                                                     -----------
Net asset value at end of period................................       $11.72
                                                                     ===========
Total Return*...................................................        10.78%
Ratios/Supplemental Data
Net assets at end of year (in $000s) ...........................         $1,927
Ratio of expenses to average net assets.........................         1.25%+
Ratio of expenses to average net assets
 (before fee waiver and expense reduction)  ....................         2.17%+
Ratio of net investment income to average net assets ...........         3.41%+
Portfolio turnover rate ........................................         7.90%


*Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.

+Annualized.

++During the periods indicated, the Manager agreed in advance to waive its management fees and made payments of other expenses incurred by the Trust.

aEffective date of registration.


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Franklin Real Estate Securities Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)



GRAPHIC MATERIAL (1)

This chart shows in pie chart format the fund's securities breakdown by region as a percentage of the fund's total net assets.


Regional Breakdown on 10/31/95

Southeast                                                              29.3%
National                                                               27.9%
Southwest                                                              11.8%
Northwest                                                               9.1%
Midwest                                                                 8.8%
Northeast                                                               5.8%
Cash                                                                    7.3%



GRAPHIC MATERIAL (2)

This chart shows in pie chart format the fund's securities breakdown by property-type as a percentage of the fund's total net assets.


Portfolio Breakdown on 10/31/95

Apartment                                                              24.0%
Hotels                                                                 18.7%
Retail                                                                 10.7%
Industrial                                                              9.2%
Storage Centers                                                         7.4%
Homebuilders                                                            5.3%
Health Care                                                             4.8%
Office                                                                  3.8%
Manufactured Home Parks                                                 3.7%
Other                                                                   5.1%
Cash                                                                    7.3%